SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 1999


                                    FCNB Corp
             (Exact name of registrant as specified in its charter)

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

                           MARYLAND                                                   52-1479635
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)

             7200 FCNB COURT, FREDERICK, MARYLAND                                         21703
           (Address of principal executive offices)                                     (Zip Code)

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        Registrant's telephone number, including area code: (301)662-2191



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         On August 19, 1999 FCNB Corp (the "Company")  completed its acquisition of First Frederick Financial Corporation and its wholly-owned subsidiary First Bank of Frederick ("First"), by means of a stock-for-stock exchange of shares accounted for as a pooling of interests. The Securities and Exchange Commission, in its Accounting Series Release No. 135, prohibits affiliates of all parties to a transaction accounted for as a pooling of interests from selling any shares received in the transaction until at least 30 days of post merger combined results have been published.

         Accordingly, attached hereto is the unaudited consolidated balance sheet for the Company, including First, as of September 30, 1999 and the related unaudited consolidated statements of income and comprehensive income for the one-month and nine-month periods then ended. Also, included in the combined entities operating results for the nine month period ended September 30, 1999 are specific one-time merger related charges in the aggregate of $4.37 million or $2.97 million net of taxes: (1) adjustment to align the accounting assumptions used in analyzing the allowance for credit losses of $2.9 million or $1.75million net of taxes, (2) salaries and employee benefits associated with change-in-control payments of approximately $306,000 or $185,000 net of taxes,
(3) data processing  costs of  approximately  $438,000 or $265,000 net of taxes,
(4) professional fees of $246,000 which are not tax deductible and (4) other costs of approximately $480,000.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FCNB CORP

                                    By:   /s/ William R. Talley, Jr.
                                          --------------------------------------
                                          William R. Talley, Jr., Comptroller


Dated:  October 14, 1999

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FCNB CORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

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

(Dollars in thousands)
                                                                                             SEPTEMBER 30,
----------------------------------------------------------------------------------------------------------
ASSETS                                                                                                1999
----------------------------------------------------------------------------------------------------------

Cash and due from banks                                                                            $32,601
Interest-bearing deposits in other banks                                                             4,045
Federal funds sold                                                                                  26,042
----------------------------------------------------------------------------------------------------------
       Cash and cash equivalents                                                                    62,688
----------------------------------------------------------------------------------------------------------
Loans held for sale                                                                                  3,159
----------------------------------------------------------------------------------------------------------
Investment securities held to maturity                                                              21,768
----------------------------------------------------------------------------------------------------------
Investment securities available for sale-at fair value                                             416,251
Loans                                                                                              874,485
Less: Allowance for credit losses                                                                   (9,648)
            Unearned income                                                                            (10)
----------------------------------------------------------------------------------------------------------
       Net loans                                                                                   864,827
----------------------------------------------------------------------------------------------------------
Bank premises and equipment                                                                         25,975
----------------------------------------------------------------------------------------------------------
Other assets                                                                                        68,583
----------------------------------------------------------------------------------------------------------
       Total assets                                                                             $1,463,251
==========================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------
LIABILITIES
Deposits:
  Noninterest-bearing deposits                                                                    $158,069
  Interest-bearing deposits                                                                        845,734
----------------------------------------------------------------------------------------------------------
       Total deposits                                                                            1,003,803
Short-term borrowings:
   Federal funds purchased and securities sold under
    agreements to repurchase                                                                        60,958
  Other short-term borrowings                                                                      252,270
Long term debt:
  Guaranteed preferred beneficial interests in the
    Company's subordinated debentures                                                               40,250
Accrued interest and other liabilities                                                              14,551
----------------------------------------------------------------------------------------------------------
       Total liabilities                                                                         1,371,832
----------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock                                                                                        11,904
Capital surplus                                                                                     52,064
Retained earnings                                                                                   33,011
Accumulated other comprehensive income                                                              (5,560)
----------------------------------------------------------------------------------------------------------
       Total shareholders' equity                                                                   91,419
----------------------------------------------------------------------------------------------------------
       Total liabilities and shareholders' equity                                               $1,463,251
==========================================================================================================

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FCNB CORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME  AND COMPREHENSIVE INCOME (UNAUDITED)

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


(Dollars in thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     One month ended         For nine months ended
                                                                                    September 30, 1999         September 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Interest income:
  Interest and fees on loans                                                             $6,078                      $55,329
  Interest and dividends on investment securities:
    Taxable                                                                               2,113                       19,005
    Tax exempt                                                                               43                          421
    Dividends                                                                               134                        1,145
  Interest on federal funds sold                                                            112                          647
  Other interest income                                                                      17                          131
----------------------------------------------------------------------------------------------------------------------------
    Total interest income                                                                 8,497                       76,678
----------------------------------------------------------------------------------------------------------------------------
Interest expense:
  Interest on deposits                                                                    2,917                       25,187
  Interest on federal funds purchased and securities
    sold under agreements to repurchase                                                     276                        2,301
  Interest on other short-term borrowings                                                 1,095                        9,650
  Interest on long term debt                                                                290                        2,533
----------------------------------------------------------------------------------------------------------------------------
    Total interest expense                                                                4,578                       39,671
----------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                       3,919                       37,007
Provision for credit losses:
  Operating activities                                                                      130                        1,278
  Merger related                                                                              -                        2,900
----------------------------------------------------------------------------------------------------------------------------
Total provision for credit losses                                                           130                        4,178
----------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for credit losses                                     3,789                       32,829
----------------------------------------------------------------------------------------------------------------------------
Noninterest income:
  Service fees                                                                              484                        3,971
  Insurance commissions                                                                     509                        4,457
  Net securities gains                                                                       58                          805
  Gain on sale of loans                                                                       2                          832
  Income from bank-owned life insurance                                                     125                        1,164
  Other operating income                                                                    293                        2,823
----------------------------------------------------------------------------------------------------------------------------
    Total noninterest income                                                              1,471                       14,052
----------------------------------------------------------------------------------------------------------------------------
Noninterest expenses:
  Salaries and employee benefits                                                          2,018                       19,246
  Occupancy expenses                                                                        523                        4,348
  Equipment expenses                                                                        370                        3,002
  Merger related expenses                                                                    12                        1,688
  Other operating expenses                                                                  969                        8,371
----------------------------------------------------------------------------------------------------------------------------
    Total noninterest expenses                                                            3,892                       36,655
----------------------------------------------------------------------------------------------------------------------------
Income before provision for income taxes                                                  1,368                       10,226
  Income tax expense                                                                        282                        3,257
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                                1,086                        6,969
----------------------------------------------------------------------------------------------------------------------------
Other  comprehensive  net  income,  net of tax:
  Unrealized  gains  (losses)  on   securities:
   Unrealized holding gains (losses) arising during period
    net of taxes of $304 and ($6,287), respectively                                         464                       (8,971)
   Less: reclassification adjustment for gains (losses)
    included in net income, net of taxes of $23 and $311,respectively                        35                          494
----------------------------------------------------------------------------------------------------------------------------
Other comprehensive income, net of taxes of $281 and
($5,976), respectively                                                                      429                       (9,465)
----------------------------------------------------------------------------------------------------------------------------
Comprehensive income                                                                     $1,515                      ($2,496)
============================================================================================================================
Net income - before merger related expenses                                              $1,137                       $9,943
============================================================================================================================
Basic earnings per share                                                                  $0.09                        $0.60
============================================================================================================================
Diluted earnings per share                                                                $0.09                        $0.58
============================================================================================================================
Basic earnings per share - before merger related expenses                                 $0.10                        $0.85
============================================================================================================================
Diluted earnings per share - before merger related expenses                               $0.10                        $0.83
============================================================================================================================
Basic weighted average number of shares outstanding                                  11,903,159                   11,655,706
============================================================================================================================
Diluted weighted average number of shares outstanding                                11,931,516                   11,915,845
============================================================================================================================


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